WARNING:
NO REPRESENTATION IS MADE THAT THIS FORM OF CONTRACT FOR THE SALE AND PURCHASE OF REAL ESTATE COMPLIES WITH SECTION 5-702 OF THE GENERAL OBLIGATIONS LAW ("PLAIN ENGLISH").

                     CONSULT YOUR LAWYER BEFORE SIGNING IT.

NOTE: FIRE AND CASUALTY LOSSES:
This contract form does not provide for what happens in the event of fire or casualty loss before the title closing. Unless different provision is made in this contract, Section 5-1311 of the General Obligations Law will apply. One part of the law makes a PURCHASER responsible for fire and casualty loss upon taking of title to or possession of the PREMISES.


DATE PARTIES

CONTRACT OF SALE made as of the 26th day of November, 1997 BETWEEN United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of August 31, 1950 for United States Steel Corporation Non-Contributory Pension Plan (the "Plan") as to a 9/10 interest, AND as trustee under Agreement dated as of February 15, 1950 for the Plan as to a 1/10 interest.

Address: 767 Fifth Avenue, 9th Floor, New York, New York 10153


who agrees to sell, and Di Giorgio Corporation or its designee

Address: 380 Middlesex Avenue, Carteret, New Jersey 07008

                                                  hereinafter called "PURCHASER"


Premises

The property, including all right, title and interest, if any, of Seller in and to all buildings and improvements thereon (the "PREMISES"), more fully described on a separate page marked "Schedule A," and also know as:

Stress Address:   700 Dibblee Drive, Garden City, New York

Tax Map Designation:       Lots 6 and 7 in Block 72, Section 44
                           Town of Hempstead, Nassau County, New York



Together with SELLER'S interest, if any, in streets and unpaid awards as set forth in Paragraph 9.


Ground Lease

The sale also includes all right, title and interest of Seller as Landlord under the Lease dated October 24, 1963 with Waldbaum, Inc. (as successor by assignment recorded in Deed Book 9009 Page 367 to Waldbaum in Roosevelt Mall, Inc.)
recorded in Deed Book 7219 Page 231, as amended in Liber 7324 Page 409 (the "Ground Lease").


Purchase Price

1.       (a)      The purchase price is                           $1,675,000.00

payable as follows:

On the signed of this contract, by check subject to collection:   $ 1,000.00

BALANCE AT CLOSING:                                               $1,674,000.00


Existing Ground Lease

2. The PREMISES will be conveyed subject to the continuing lien of the Ground Lease, which will be assigned to and assumed by Purchaser (or its designee) at Closing pursuant to a recordable form of assignment and Assumption Agreement mutually acceptable to Seller and Purchaser.

Acceptable Funds

3. All money payable under this contract unless otherwise specified, shall be by wire transfer of immediately available funds.


"Subject to" provisions

4. The PREMISES are to be transferred subject to:

          a. Laws and governmental regulations that affect the use and maintenance of the PREMISES.

          b. Consents for the erection of any structures on, under or above any streets on which the PREMISES abut.

          c. Encroachments of stoops, areas, cellar steps, trim and cornices, if any, upon any street or highway.

          d. The Ground Lease, all subleases affecting the Premises and all matters indicated on Schedule B of the title insurance commitment attached hereto (the "Commitment").

          e. The existing physical condition (including environmental condition) of the Premises and any and all notes or notices of violation relating thereto.


Title company approval

5. SELLER shall give and PURCHASER shall accept such title as Chicago Title Insurance Company (the "Title Company") will be willing to approve and insure in accordance with their standard form of title policy, subject on to the matters provided for in this contract and in the commitment.


Closing defined and form of deed

6. "CLOSING" means the settlement of the obligations of SELLER and PURCHASER to each other under this contract, including the payment of the purchase price to SELLER, and the delivery to purchaser of a Trustee's Deed in form required by the Title Company, but without warranty or covenant by Seller in proper statutory form for recording so as to transfer full ownership (fee simple title) to the PREMISES, free of all encumbrances except as herein stated. The deed will contain a covenant by the SELLER as required by Section 13 of the Lien Law, provided, however, that Di Giorgio Corporation shall indemnify Seller with respect to any claims under such Lien Law.

If SELLER is a corporation, it will delivery to PURCHASER at the time of CLOSING
(a) a resolution of its Board of Directors authorizing the sale and delivery of the deed, and (b) a certificate by the Secretary or Assistant Secretary of the corporation certifying such resolution and setting forth facts showing that the transfer is in conformity with the requirements of Section 909 of the Business Corporation Law. The deed in such case shall contain a recital sufficient to establish compliance with that section. Seller will also satisfy the Title Company's requirements in the Commitment pertaining to the Trusts administered by Seller.


Closing date and Place

7. CLOSING will take place at the New York city office of Purchaser's attorneys, Sills Cummis, at 712 Fifth Avenue, 20th Floor at o'clock on or before March 31, 1998 or earlier, at Purchaser's option, to accommodate a simultaneous conveyance to First Industrial Realty Trust ("First Industrial").


No Broker

8.       Intentionally deleted


Streets and assignment of unpaid awards

9. This sale includes all of SELLER's ownership and rights, if any, in any land lying in the bed of any street or highway, opened or proposed, in front of or adjoining the PREMISES to the center line thereof. It also includes any right of SELLER to any unpaid award by reason of any taking by condemnation and/or for any damage to the PREMISES by reason of change of grade of any street or highway. SELLER will deliver at no additional cost to PURCHASER, at CLOSING, or thereafter, on demand, any documents which PURCHASER may require to collect the award and damages.


Mortgagee's certificate or letter as to existing mortgage(s)

10.      Intentionally deleted


Compliance with state and municipal department violations and orders

11.      Intentionally deleted

Installment assessments

12.      Intentionally deleted


Apportionments

13. The following are to be apportioned as of midnight of the day before the day of CLOSING: (a) Rents as and when collected under the Ground Lease.

         Any errors or omissions in computing apportionments at CLOSING shall be corrected. This provision shall survive CLOSING.


Water meter readings

14.      Intentionally deleted


Allowance for unpaid taxes, etc.

15.      Intentionally deleted


Use of purchase price to pay encumbrances

16. If there is anything else affecting the sale which SELLER is obligated to pay and discharge at CLOSING, SELLER may use any portion of the balance of the purchase price to discharge it. As an alternative SELLER may deposit the money with the title insurance company employed by PURCHASER and required by it to assure its discharge; but only if the title insurance company will insure PURCHASER'S title clear of the matter or insure against its enforcement out of the PREMISES. Upon request, made within a reasonable time before CLOSING, the PURCHASER agrees to provide separate-certified checks as requested to assist in cleaning up these matters. In addition, one half of the transfer tax shall be credited against the balance of the purchase price due at Closing and Purchaser shall be responsible for payment of same.


Affidavit as to judgments, bankruptcies, etc.

17. If a title examination discloses judgments, bankruptcies or other returns against persons having names the same as or similar to that of SELLER, SELLER shall deliver a satisfactory detailed affidavit at CLOSING showing that they are not against SELLER.


Deed transfer and recording taxes

18. The transfer tax shall be borne equally by the parties, as provided in paragraph 16 above.


Purchaser's lien

19.      Intentionally deleted


Seller's inability to convey limitation of liability

20. If SELLER is unable to transfer title to PURCHASER in accordance with this contracts SELLER'S sole liability shall be to refund all money paid on account of this contract. Upon such refund this contract shall be considered cancelled, and neither SELLER nor PURCHASER shall have any further rights against the other.


Condition of property

21. PURCHASER has inspected the buildings on the PREMISES and the personal property included in this sale and is thoroughly acquainted with their condition. PURCHASER agrees to purchase them "as is" and in their present condition subject to reasonable use, wear, tear, and natural deterioration between now and CLOSING.


Entire agreement

22. All prior understandings and agreements between SELLER and PURCHASER are merged in this contract. It completely expresses their full agreement. It has been entered into after full investigation, neither party relying upon any statements made by anyone else that is not set forth in this Contract.

Changes must be in writing

23. This Contract may not be changed or cancelled except in writing. The contract shall also apply to and bind the distributees, heirs, executors, administrators, successors and assigns of the respective parties. Each of the parties hereby authorize their attorneys to agree in writing to any changes in dates and time periods provided for in this contract.


Singular also means plural

24. any singular word or term herein shall also be read as in the plural whenever the sense of this contract may require it.


25. Purchaser shall have the right to cancel this Agreement and receive back any deposit hereunder if the transaction with First Industrial is not consummated by March 31, 1998.


26. This Agreement may be signed in counterparts and delivered by telecopy.

In Presence Of:                     SELLER:

  /s/   Louise Maloney              UNITED STATES STEEL AND CARNEGIE PENSION
                                    FUND, INC., AS Trustee as aforesaid

                                    By:   /s/ M. Sharon Cassidy

In Presence Of:

 /s/   Marjorie Richman             PURCHASER:

                                    DI GIORGIO CORPORATION

                                    By:    /s/ Robert A. Zorn


Notary - Intentionally Deleted


Adjournment       Closing of title under the within contract is hereby adjourned
to                      19       at o'clock at
title to be closed and all adjustments to be made as of                 19     .

Assignment        For value received, the within contract and all the right, title and interest of the purchaser thereunder are hereby assigned, transferred
and set over unto                                             and said assignee
hereby assumes all obligations of the purchaser thereunder.
Dated                             19

             -------------------------       -----------------------------------
                    Purchaser                          Assignee of Purchaser



Contract of Sale                                     Premises
Title No.                         Section   44
                                  Block     72
                                  Lot      6 and 7
                  TO              County or Town Hempstead, Nassau County
                                  Street Numbered Address 700 Dibblee Drive
                                                          Garden City, New York
                                  Tax Billed Address

                           NORTH SHORE ABSTRACT, LTD.
                                  as agent for:
                         CHICAGO TITLE INSURANCE COMPANY


Title No.         N16175N
                  97-05-0155-000-495

                                   SCHEDULE A

ALL that certain plot, piece or parcel of land, with the improvements thereon situate, lying and being near Carle Place, Town of Hempstead, County of Nassau and State of New York, bounded and described as follows:

BEGINNING at a point on the Westerly side of East Gate Boulevard South,  distant
369.60 feet Southerly from the Southerly end of a curve having a radius of 40.00 feet and a length of 62.83 feet which curve connects the said Westerly side of East Gate Boulevard South with the Southerly side of Zeckendorf Boulevard;

RUNNING THENCE along said Westerly side of East Gate Boulevard South the following three courses and distances:

1. South 04 degrees 35 minutes 24 seconds East,  590.35 feet;
2. Southerly along the arc of a circle bearing to the right and having a radius of 65.00 feet a distance along said arc of 63.06 feet;
3.  Southerly  along the arc of a circle  bearing to the left having a radius of
50.00 feet a distance along said arc of 115.98 feet to land of The People of the State of New York as Meadowbrook State Parkway;

THENCE along said last mentioned land the following two courses and distances:
1. Northwesterly along the arc of a circle bearing to the right and having a radius of 2030.00 feet a distance along said arc of 945.89 feet;
2. Northerly along the arc of a circle bearing to the left and having a radius of 700.00 feet a distance along said arc of 245.42 feet to the land of the Long Island Railroad Company;

THENCE Northerly along said last mentioned land along the arc of a circle bearing to the left having a radius of 500.00 feet a distance along said arc of
84.01 feet;

THENCE North 85 degrees 24 minutes 36 seconds East, 910.92 feet to the point or place of BEGINNING.

East Gate Boulevard is now known as Dibblee Drive.

For conveyancing only, (Together with all right, title and interest of, in and to any streets and if intended to be conveyed (roads abutting the above described premises, to the center line thereof.

                           NORTH SHORE ABSTRACT, LTD.
                                  as agent for:
                         CHICAGO TITLE INSURANCE COMPANY


Title No.         N16175N
                  97-05-0155-000-495


                                   SCHEDULE B

Hereinafter set forth are additional matters which will appear in our policy as exceptions from coverage unless disposed of to our satisfaction prior to the closing or delivery of the policy.
------------------------------------------------------------------------------
DISPOSITION

          1.        Rights of tenants or persons in possession, if any.

          2. Taxes, tax liens, tax sales, water rates, sewer rents, and assessments set forth herein.

          3. Mortgages returned herein ( 2 ). The mortgages set forth in the detailed statement within must be considered and/or disposed of.

          4. Proof is required that all parties to this transaction have been known by no other names for the past ten years. Any other names are to be submitted to this Company prior to closing.

          5. Covenants, conditions, easements, leases, agreements of record etc., more fully set forth herein:

                    a) Covenants and Restrictions in Liber 4457 cp 459 as modified by Liber 5343 cp 257 and Liber 5738 cp 55, Liber 6161 cp 536, Liber 6303 cp 510, Liber 6319 cp 215 as modified by Liber 6368 cp 598, Liber 7082 cp 447 (copies to follow)

                    b) Electric Agreement in Liber 6874 cp 9 (affects 10 foot wide strip along Northerly side of Lot 6 and 15 foot wide strip along Westerly side of Lots 6 and 7)

                    c) Electric Agreement in Liber 7319 cp 381 (affects Northeasterly part of Lot 6)

                    d) Reservation in Liber 7050 cp 537 for storm water and sanitary sewer drain (affects Westerly part of premises)

                    e) Right of Long Island Railroad, if any, to use and maintain the railroad tracks over the Westerly part of the premises herein as shown on the survey by Bohn & Bonacci dated 10/28/81

                    f) Telephone Easement in Liber 6031 page 137 (affects streets)


                    g) Sewer Easement in Liber 5829 page 556 (affects streets)

         6. The certified owner United States Steel and Carnegie Pension Fund, Inc., As Trustee has been run for Judgments and Federal Tax Liens. Nothing has been found of record.

         7. Deed to contain the following recital: "Being the same premises conveyed to the Grantor(s) herein by deed dated 6/10/63, recorded 6/13/63 in Liber 7168, Page 160."

Title Certified in: United States Steel and Carnegie Pension Fund, Inc., as Trustee


A duplicate copy of the exceptions is furnished to you with the thought you may wish to transmit same to the attorney for the owner of the property, and thereby facilitate the clearing of the objection prior to closing.

                           NORTH SHORE ABSTRACT, LTD.
                                  as agent for:
                         CHICAGO TITLE INSURANCE COMPANY


Title No.         N16175N
                  97-05-0155-000-495


                             SCHEDULE B (Continued)


          8. Meter reading must be obtained by seller. In the event said reading is not obtained, then policy will except any additional water and sewer charges from the date of the last ACTUAL reading.

          9. Company must be advised of purchaser's name prior to closing. Additional title objections may be raised.

          10. Closing deed to be a Trustee's deed from both Trustees stating full consideration.

          11. Proof is required that the Trusts are in full force and effect and that Trustees are authorized to convey premises.

          12. Agreement made between Waldbaum Inc. and The Town of Hempstead recorded 8/10/81 in Liber 9358 cp 249 (see within)

          13. Non-Disturbance and Attornment Agreement recorded in Liber 9009 cp 376 for the benefit of Sysco Corporation. (see within)

          14. Terms, Covenants, Conditions, Provisions and Agreements of lease in favor of Sysco Corporation, as Tenant.

          15.       Assignment  of  Lessor's  Interest in Lease in Liber 9784 cp
                    503. (assigns the interest of Waldbaum under the principal lease, as further security under the mortgage now held by New York Life Insurance Company)

          16. Lease between United States Steel and Carnegie Pension Plan Inc. (Fee Owner) and Waldbaum Inc. (Landlord) in Liber 7219 Page 231, amended in Liber 7324 Page 409, assigned by Liber 9009, Page 367, expires 5/31/2011, with an option to renew for 37 years. (see within)

          17. Sublease between Waldbaum Inc. (Landlord) and Sysco Corporation (Tenant) dated 7/19/73, amended 12/16/76, a memorandum of which was recorded in Liber 9009 Page 369 expires 1/31/2004, with an option to renew for 7 years, 4 months. (see within)

                           NORTH SHORE ABSTRACT, LTD.
                                  as agent for:
                         CHICAGO TITLE INSURANCE COMPANY


Title No.         N16175N
                  97-05-0155-000-495


                             SCHEDULE B (Continued)

          18. Sublease between Sysco Corporation (Sublandlord) and WRGFF Associates, L.P. (Subtenant) in Liber 10265 Page 61 1. (see within)

          19. Certification and Agreement between United States Steel and Carnegie Pension Plan Inc. as Fee Owner and WRGFF Associates, L.P. (Subtenant) and White Rose Frozen Food, Inc. (as Sub Sub-Tenant) in Liber 10265 Page 573. (see within)

          20. Agreement between New York Life Insurance Company (Mortgagee), WRGFF Associates, L.P. (Second Subtenant), White Rose Frozen Food, Inc. (Third Subtenant), Waldbaum, Inc. (Prime Tenant), and Sysco Corporation (First Subtenant) in Liber 14807 Page 873. (see within)

          21. Sub-Sublease between WRGFF Associates, L.P. (Sublandlord) and White Rose Frozen Food, Inc. (Subtenant) in Liber 10265 Page 597. (see within)

          22. Certification and Agreement between Waldbaum, Inc. (Landlord), Sysco Corporation (Tenant), WRGFF Associates, L.P. (Subtenant) and White Rose Frozen Food, Inc. (Sub-Subtenant) in Liber 10265 Page 625. (see within)

          23. Survey made by Bohn and Bonacci P.C., dated 4/29/92 shows a 1 story brick building, a 1 story metal building (freezer), a garage, a 1 story concrete block area, and a 1 story concrete block truck dock. Railroad tracks and sewer easement over Northwesterly area. Concrete and asphalt areas throughout. Concrete area straddles Southwesterly lot line. Fence and railroad tie curb vary with Southerly lot line. Fence lies up to 42.2 feet Southwest of Southwesterly lot line and 13.3 feet West of Westerly lot line. Fence and curb lie South of Northerly lot line and East of Easterly lot line. Fence area with gate varies with Southeasterly area. Signs, fences and concrete curb vary with Easterly record line. No other variations or encroachments with lot lines. Policy will except any changes since date of survey.

NOTE: The survey reading and survey inspection are not intended to be and should not be used for the purpose of determining compliance with local building and zoning laws and regulations; they should only be relied upon for the purpose of disclosing exceptions to title.

                                           Number          Nl6175N
                                                           97050155000495

                         CERTIFICATE FOR TITLE INSURANCE
                                    Issued by

                         CHICAGO TITLE INSURANCE COMPANY



         Chicago Title Insurance Company, a Missouri Corporation, herein called the Company, certifies to the Applicant named on the following page that an examination of title to premises described in Schedule A has been made in accordance with its usual procedure and agrees to issue the ALTA (10-17-92) Owner's or Lender's form of insurance policy as modified by the New York Coverage Endorsements in the amount and for the transaction set forth herein and subject to the exclusions from coverage and the conditions and stipulations therein contained.

         After the closing of the transaction. in conformance with the requirements and procedures of the Company, the Company will issue the policy and except (i) all loss or damage by reason of the estates, interests, defects, objections, liens, encumbrances and other matters set forth in Schedule B herein that are not disposed of to the satisfaction of the Company prior to such closing or issuance of the policy (ii) any questions or objection coming to the attention of the Company before the date of closing, or if there be no closing, before the issuance of the policy.

         IN WITNESS WHEREOF, Chicago Title Insurance Company has caused its corporate name and seal to be hereunto affixed by its duly authorized officers on the date shown in Schedule A.

                                        Questions    concerning    the    within
                                        Certificate should be directed to:




Issued by:
NORTH SHORE ABSTRACT LTD.
330 GREAT NECK ROAD
P.O. BOX 385
GREAT NECK, NY 11021
(516) 466-6050                              CHICAGO TITLE INSURANCE COMPANY
FAX (516) 466-6011
                                            By:


Dated:
Certified by: _______________________       ATTEST:                  President
               Authorized Signature

Redated:
by:__________________________________                                Secretary
               Authorized Signature




This certificate is intended for lawyers only. Such exceptions as may be set forth herein may effect marketability of title. Your lawyer should be consulted before taking any action based upon the contents of this certificate. The Company's representative at the closing hereunder may not act as legal advisor to any of the parties or draw legal instruments for them. Such representative is permitted to be of assistance only to an attorney. It is advisable to have your attorney present at the closing.


Reorder Form No. 10881 (Rev. 10/92)

                           NORTH SHORE ABSTRACT, LTD.
                                  as agent for
                         CHICAGO TITLE INSURANCE COMPANY



Title No. N16175N             Effective Date: 6/20/97             Redated:
          97-05-0155-000-495

Proposed Insured:

Purchaser:        TBD

Mortgagee:


Amount of Insurance
         Fee               $13,500,000.00
         Mortgage          $
         Leasehold         $

THIS COMPANY CERTIFIES that a good and marketable title to the premises described in Schedule A, subject to the liens, encumbrances and other matters, if any, set forth in this certificate may be conveyed and/or mortgaged by:

United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of August 31, 1950 for United States Steel Corporation Non-Contributory Pension Plan, as to a 9/10 interest, AND United States Steel and Carnegie Pension Fund, Inc., as Trustee under Agreement dated as of February 15, 1951 for United States Steel Corporation Contributory Pension Plan, as to a 1/10 interest

As to Tax Lot 6: By deed from Roosevelt Nassau Buildings Corporation Dated 10/24/63, Recorded 10/25/63 in Liber 7219 Page 219

As to Tax Lot 7: By deed from Johnus Inc.
Dated 10/24/63, Recorded 10/25/63 in Liber 7219 Page 89

Premises described in Schedule "A" are known as:
Address:          700 Dibblee Drive
                  Garden City, New York

County:  Nassau                             City:
District:                                   Town:    Hempstead
Section: 44                                 Village:
Block:   72
Lot(s):  6 and 7

NOTE: This Certificate is intended for lawyers only. Such exceptions as may be set forth herein may affect marketability of title. Your lawyer should be consulted before taking any action based upon the contents hereof. The Company's representative at closing here under may not act as legal advisor to any of the parties or draw legal instruments for them. Such representative is permitted to be of assistance only to an attorney. It is advisable to have your attorney present at the closing.

For further information please call (516) 466-6050 or (718) 468-9200 or 1-800-420-6050